Aberdeen Investment Funds

Aberdeen Global High Income Fund (the “Fund”)

Supplement dated December 29, 2014 to the Prospectus, dated March 3, 2014, as supplemented to date

At a meeting of the Board of Trustees of Aberdeen Investment Funds (the “Board”) on December 8, 2014, the Board approved a proposal to eliminate the Fund’s policy to invest at least 80% of the total value of its net assets in high income producing instruments (“80% investment policy”).

The Fund’s name will not change because the Fund’s investment adviser expects to continue to manage the Fund in substantially the same way, even though the 80% investment policy has been eliminated. The Fund will continue to invest primarily in high income producing instruments, rated at the time of purchase below “BBB-” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical ratings organization, or unrated bonds determined by the Adviser to be of comparable quality.

The Fund’s Prospectus requires the Fund to notify shareholders in writing at least 60 days before the Fund changes its 80% investment policy. Shareholders are hereby notified that, effective with the Fund’s 2015 Prospectus, the following two paragraphs will be eliminated from the Fund’s “Principal Strategies” section:

Under normal circumstances, the Fund will invest at least 80% of the total value of its net assets, including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes, in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global High Income Fund.

The Fund’s principal investment strategies otherwise will remain unchanged.

Please retain this Supplement for future reference.